Business acquisition	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Business acquisition	Business acquisition
The Company accounted for its acquisition in accordance with ASC 805, “Business Combination” (“ASC 805”). The result of the acquiree’s operation has been included in the consolidated financial statements since the acquisition date. The excess of the fair value of the acquired entity over the fair value of net tangible and intangible assets acquired was recorded as goodwill, which is not deductible for corporate income taxation purposes.
Acquisition of Netless
On November 27, 2020 (the “acquisition close date”), the Company acquired 100% equity interests of Netless, a real-time interactive whiteboard solution provider, from its shareholders for a cash and share consideration totaling to $4 million. The Company acquired Netless to enhance its ability to provide a more diverse product portfolio to developers around the world. After the acquisition close date, there were cash and share-based awards granted to Netless employees that joined the Company. Refer to Note 13 – Share-based compensation for additional details on the post-combination share arrangement.
The acquisition was recorded as a business combination. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition, as well as the fair value of the consideration transferred (amounts in US$, except share data):

As of acquisition close date
2020
(US$)
Fair value of consideration transferred
Cash(1)	$3,150,001
Ordinary shares	850,000
Number of ordinary shares issued	84,634

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and cash-equivalents	$556,361
Accounts receivable	203,115
Prepayments and other current assets	22,991
Property and equipment, net	15,190
Intangible assets, net	212,824
Salary and welfare payable	(30,520)
Taxes payable and other accrued liabilities	(16,186)
Deferred tax liabilities(2)	(53,206)
Total identifiable net assets acquired	910,569
Goodwill	3,089,432
Total purchase consideration	$4,000,001

(1)The cash payment for Netless was made subsequent to the fiscal year end. As of December 31, 2020, the amount was recorded as a payable in accrued expenses and other current liabilities (Note 10).
(2)As part of the business combination, the Company acquired developed technology at a gross amount of US$212,824, with an estimated useful life of 5 years that will be amortized on a straight-line basis; amortization expense of US$3,547 recorded in general and administrative expense for the year ended December 31, 2020.
A deferred tax liability of US$53,206 arising from the difference between the accounting basis and tax basis of the identifiable intangible asset is recognized and will be realized over 5 years which is in line with the developed technology’s amortization period. The recognition of the deferred tax liability related to the intangible asset in turn increases the book basis of the asset.

The excess of purchase price over tangible assets and identifiable intangible assets acquired and liabilities assumed was recorded as goodwill. Goodwill associated with acquisition of Netless was attributed to expected synergies arising from the acquisition. The acquired goodwill is not deductible for tax purposes. Acquisition-related costs were immaterial and were included in general and administrative expenses for the year ended December 31, 2020.
The Company has not presented pro forma combined results for this acquisition because the impact to the consolidated statements of operations and comprehensive loss would not have been material individually or in the aggregate.